UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

SENTRY PETROLEUM LTD.

(Exact name of registrant as specified in charter)

Nevada	20-4475552
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

999 18th Street, Suite 3000 Denver CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 680-7649

N/A

(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

On December 29, 2008 the Company issued a press release updating on corporate developments.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

The following exhibits are furnished with this Form 8-K:

99.1 Press Release dated December 29, 2008: Sentry Petroleum Ltd. Completes Key Step in Exploration Strategy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SENTRY PETROLEUM LTD.

Signature	Title	Date

DR. RAJ RAJESWARAN Dr. Raj Rajeswaran	President, Chief Executive Officer, and Director	December 29, 2008